EXECUTION COPY

FIRST AMENDED CONTROL AGREEMENT

This First Amended Control Agreement, dated as of February 20, 2007 (this “Agreement”), is among Truck Retail Accounts Corporation, as seller (the “Seller”), Navistar Financial Corporation, as servicer (the “Servicer”), JPMorgan Chase Bank N.A., as successor to Bank One, NA (Main Office Chicago), as agent (the “Secured Party”), and The Bank of New York as successor to JPMorgan Chase Bank, N.A., as securities intermediary (the “Securities Intermediary”).

RECITALS

WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller has granted to the Secured Party a security interest in investment property consisting of the Securities Account, related Security Entitlements and the Financial Assets and other investment property from time to time included therein; and

WHEREAS, the parties hereto desire that the security interest of the Secured Party in the Securities Account be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the UCC.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
 DEFINITIONS

Section 1.01.  General Definitions.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Business Day” means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business.

“Blocked Account” means a trust account number 232874 in the name “Blocked Account for JPMorgan Chase Bank, N.A., as Agent” established with the Securities Intermediary together with any successor accounts established pursuant to the Receivables Purchase Agreement.

“Entitlement Holder” means, with respect to any Financial Asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such financial asset.

“Entitlement Order” means a notification directing the Securities Intermediary to transfer or redeem a financial asset.

“Financial Asset” has the meaning specified in Section 8-102(a)(9) of the UCC.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Rating Agencies” means Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Group.

“Receivables Purchase Agreement” means the Receivables Purchase Agreement, dated as of April 8, 2004 (as amended, supplemented or otherwise modified and in effect from time to time), among the Seller, the Servicer, Jupiter Securitization Corporation, as Conduit and JPMorgan Chase Bank, N.A., as successor to Bank One, N.A., as Agent.

“Secured Party” has the meaning set forth in the Preamble.

“Securities Account” means the Blocked Account.

“Securities Intermediary” has the meaning set forth in the Preamble.

“Security Entitlement” means the rights and property interest of an Entitlement Holder with respect to a financial asset, as specified in Part 5 of Article 8 of the UCC.

“UCC” means the Uniform Commercial Code as in effect in the State of New York on the date hereof or any successor statute, or any comparable law, as the same may from time to time be amended, supplemented or otherwise modified.

“Weekly Settlement Date” means the third Business Day of each week.

Section 1.02.  Incorporation of UCC by Reference.  Except as otherwise specified herein or as the context may otherwise require, all terms used in this Agreement not otherwise defined herein which are defined in the UCC shall have the meanings assigned to them in the UCC.

ARTICLE II
 ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNT

Section 2.01.  Establishment of Securities Account.  The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established the Securities Account specifically referenced in the definition thereof, (ii) the Securities Account is an account to which Financial Assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Secured Party as entitled to exercise the rights that comprise any Financial Asset credited to the Securities Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the Seller or the Secured Party for deposit to the Securities Account will promptly be credited to such Securities Account and (v) all securities or other property underlying any Financial Assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to the Securities Account be registered in the name of the Seller, payable to the order of the Seller or specifically endorsed to the Seller except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

Section 2.02.  “Financial Assets” Election.  The Securities Intermediary and the other parties hereto hereby agree that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 2.03.  Entitlement Orders.                                           Unless and until the Securities Intermediary should have received an Entitlement Order from the Secured Party, the Seller or the Servicer may give instructions to the Securities Intermediary relating to the redemption or transfer of Financial Assets in the Securities Account.  If at any time the Securities Intermediary shall receive any Entitlement Order from the Secured Party with respect to the Securities Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Seller or any other Person.  After receipt of an Entitlement Order from the Secured Party, the Securities Intermediary shall not comply with any Entitlement Order from the Seller or the Servicer unless and until the Securities Intermediary shall have received notice from the Secured Party authorizing the Securities Intermediary to follow any subsequent Entitlement Order delivered to the Securities Intermediary by the Seller or the Servicer.

Section 2.04.  Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Account or any Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Secured Party.  The Financial Assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Secured Party (except that the Securities Intermediary may set off against amounts on deposit in the Securities Account (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of such Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 2.05.  Notice of Adverse Claims.  Except for the claims and interests of the Secured Party and the Seller in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any Financial Asset credited thereto.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any Financial Asset carried therein, and the Securities Intermediary has actual knowledge thereof, the Securities Intermediary will promptly notify the Secured Party and the Seller thereof.

ARTICLE III
 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY

Section 3.01.  Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby represents and warrants to the Secured Party and the Seller, and covenants that:

(a)  The Securities Account has been established as set forth in Section 2.01 and will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Secured Party.

(b)  No Financial Asset carried in the Securities Account is or will be registered in the name of the Seller, payable to the order of the Seller, or specially endorsed to the Seller, except to the extent such Financial Asset has been endorsed to the Securities Intermediary or in blank.

(c)  This Agreement is the valid and legally binding obligation of the Securities Intermediary.

(d)  The Securities Intermediary has not entered into, and until the termination of this Agreement, will not enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Secured Party, the Seller and the Servicer with respect to the Securities Account.

(e)  The Securities Intermediary has not entered into any other agreement with the Seller or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.03.

ARTICLE IV

RIGHTS OF THE SECURITIES INTERMEDIARY

Section 4.01.  Indemnity.  The Servicer hereby agrees to defend, indemnify and hold harmless the Securities Intermediary, its directors, officers, employees and agents from and against any and all claims, demands, causes of action, lawsuits, settlements, liabilities, losses, damages, costs and expenses, including, without limitation, court costs and reasonable attorneys’ fees and expenses, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant to this Agreement, except to the extent caused by the Securities Intermediary’s gross negligence or willful misconduct.

Section 4.02.  Compensation and Expenses.  The Servicer hereby agrees to pay to the Securities Intermediary such compensation as the Securities Intermediary and the Servicer shall agree in writing from time to time.  The Servicer shall reimburse the Securities Intermediary for all reasonable expenses, disbursements and other third-party costs reasonably incurred by the Securities Intermediary in connection with its administration of the Securities Account.

Section 4.03.  Certain Rights of the Securities Intermediary.

(a)  The duties, responsibilities and obligations of Securities Intermediary shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied.

(b)  Securities Intermediary shall not be subject to, charged with the knowledge of any provision of, nor required to comply with, (i) any other agreement between or among the Seller, the Servicer and the Secured Party or (ii) any agreement to which either the Seller, the Servicer or the Secured Party is a party, even though reference thereto may be made herein.

(c)  Securities Intermediary shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, except in connection with any liabilities arising out of Securities Intermediary’s gross negligence or willful misconduct.

(d)  Securities Intermediary shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part.

(e)  The Securities Intermediary shall be entitled to rely upon any written instructions actually received by it and reasonably believed by it to be duly authorized and delivered.

ARTICLE V

MISCELLANEOUS

Section 5.01.  Choice of Law.  This Agreement and the Securities Account shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s location and the Securities Account (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

Section 5.02.  Conflict with other Agreements.  There are no other agreements entered into between the Securities Intermediary in such capacity and the Seller with respect to the Securities Account.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

Section 5.03.  Amendments.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 5.04.  Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors.

Section 5.05.  Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to, in the case of (i) the Seller, at 425 North Martingale Road, Suite 1800, Schaumburg, IL 60173, Attention: Vice President & Treasurer, telecopier no. (630) 753-4090, (ii) the Servicer, at 425 North Martingale Road, Suite 1800, Schaumburg, IL 60173, Attention: Vice President & Treasurer, telecopier no. (630) 753-4090, (iii) the Secured Party,  JPMorgan Chase Bank, N.A., Attetion:  Asset Backed Securities Group, Chase Tower, 10 South Dearborn Street, Chicago, Illinois 60603 and (iv) the Securities Intermediary, 101 Barclay Street, 4W,  New York, New York 10286, Attn: Structured Finance Services, telecopier no. (212) 815-3883, or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.

Section 5.06.  Termination.  The rights and powers granted herein to the Secured party have been granted in order to perfect its security interest in the Securities Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Seller nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the Securities Account until the Secured Party has notified the Securities Intermediary in writing that its security interest in the Securities Account has been terminated.

Section 5.07.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 5.08.  Permitted Investments.  Until an Entitlement Order has been received by the Securities Intermediary, the Securities Intermediary may comply with written instructions (by standing instructions or otherwise) to invest funds on deposit in the Securities Account from time to time in Permitted Investments (as defined below) from either the Seller or the Servicer.  After an Entitlement Order has been received by the Securities Intermediary, the Securities Intermediary shall comply with instructions from Secured Party only.  In the absence of written investment instructions, funds on deposit in the Securities Account shall remain uninvested.  In the event of a loss on the sale of such investments, the Securities Intermediary shall have no responsibility in respect of such loss, except with respect to its gross negligence or willful misconduct.

For purposes of this Agreement, “Permitted Investments” shall mean: book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(i)	direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

(ii)
demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

(iii)
commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

(iv)
investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

(v)	bankers’ acceptances issued by any depository institution or trust company referred to in clause (ii) above;

(vi)
repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company the deposits of which are insured by the Federal Deposit Insurance Corporation or the counterparty for which has a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations, is marked to market daily and is maintained in an amount that exceeds the amount of such repurchase obligation, and which requires liquidation of the collateral immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall);

(vii)
commercial paper master notes having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations; and

(viii)	any other investment permitted by the Secured Party.

in each case, other than as permitted by the Secured Party, maturing not later than the Business Day immediately preceding the next Weekly Settlement Date.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

TRUCK RETAIL ACCOUNTS CORPORATION,
   as Seller

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. as successor to BANK ONE, NA, as Agent, as Secured Party,

By:
Name:
Title:

THE BANK OF NEW YORK as successor to JPMORGAN CHASE BANK, N.A., as Securities Intermediary,

By:
Name:
Title:

NAVISTAR FINANCIAL CORPORATION,
   as Servicer

By:
Name:
Title: